UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2020 (March 31, 2020)

Ceridian HCM Holding Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN		55425
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 853-8100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CDAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On March 31, 2020, Ceridian HCM Holding Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Cannae Holdings, LLC (“Cannae”). The Letter Agreement references that certain voting agreement (the “Voting Agreement”), dated April 30, 2018, between the Company, Cannae, certain funds affiliated with Thomas H. Lee Partners, L.P. (“THL”) and the other parties thereto. Cannae and THL together are referred to as the “Sponsor Stockholders,” and members of the Company’s board of directors (the “Board”) designated by a Sponsor Stockholder pursuant to the terms of the Voting Agreement are referred to as “Sponsor Director Designees.” The Voting Agreement provides that a Sponsor Stockholder is entitled to one Sponsor Director Designee for so long as such Sponsor Stockholder holds at least 10% of the Company’s outstanding voting power.  The Voting Agreement terminated as to THL on February 27, 2020.

Cannae currently holds more than 10% of the Company’s outstanding voting power, and thereby is entitled to one Sponsor Director Designee. Pursuant to the Letter Agreement, the Voting Agreement is terminated with respect to Cannae and the Company as of March 31, 2020, in accordance with the terms set forth in the Letter Agreement. Notwithstanding the foregoing, the Board determined that Brent Bickett, the current Sponsor Director Designee designated by Cannae pursuant to the Voting Agreement, will no longer serve as a Sponsor Director Designee of Cannae but will continue to serve on the Board as an ordinary member of the Board.

A copy of the Letter Agreement is filed as Exhibit 10.1 hereto. The above description is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
10.1	Letter Agreement by and among Ceridian HCM Holding Inc. and Cannae Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN HCM HOLDING INC.

By:	/s/ William E. McDonald
Name:	William E. McDonald
Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

Date: April 3, 2020

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